Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of September 29, 2009 by and between COLONY FINANCIAL, INC., a Maryland corporation (the “Company”), COLONY FINANCIAL MANAGER, LLC, a Delaware limited liability company (the “Manager”) and the persons identified on Schedule A hereto (each an “Investor” and collectively the “Investors”).

WHEREAS, concurrently with the completion of the Company’s proposed initial public offering (the “IPO”), the Company has agreed to issue in a private placement to each Investor the number of shares of common stock of the Company, par value $0.01 per share (the “Common Stock”) as set forth opposite their name on Schedule A hereto (the “Private Placement Shares”);

WHEREAS, pursuant to the Management Agreement, dated as of September 29, 2009, among the Company, Colony Financial TRS, LLC and the Manager (the “Management Agreement”), the Company has agreed to pay the incentive fee payable to the Manager pursuant to Section 9(b) of the Management Agreement in shares of Common Stock (the “Incentive Shares”);

WHEREAS, pursuant to the Management Agreement the Company has agreed to pay the Manager Conditional Reimbursement Right (as defined in the Management Agreement) payable to the Manager pursuant to Section 19(b) of the Management Agreement in shares of Common Stock (the “Manager Reimbursement Shares”);

WHEREAS, the Company has agreed to grant to the Holders the registration rights described herein (the “Registration Rights”); and

WHEREAS, the execution of this Agreement is a condition to the closing under the Stock Purchase Agreement.

NOW, THEREFORE, for the mutual promises made herein and in the other agreements executed by the parties concurrently herewith or contemplated hereby, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. DEFINITIONS

The following capitalized terms used herein have the following meanings:

“Agreement” means this Registration Rights Agreement, as originally executed and as amended, restated, supplemented, or otherwise modified from time to time.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York, New York are directed or permitted to be closed.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” is defined in the recitals to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1(a) of this Agreement.

“Demand Registration Notice” is defined in Section 2.1(a) of this Agreement.

“Demand Registration Statement” is defined in Section 2.1(a) of this Agreement.

“EDGAR” is defined in Section 3.1(c) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Holder” means (i) the Manager and each Investor in his, her or its capacity as a holder of record of Registrable Securities, and (ii) any direct or indirect transferee of such Registrable Securities from the Manager or an Investor. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Incentive Shares” is defined in the recitals to this Agreement.

“Inspectors” is defined in Section 3.1(j) of this Agreement.

“Investor” and “Investors” is defined in the preamble to this Agreement.

“IPO” is defined in the recitals to this Agreement.

“Management Agreement” is defined in the recitals to this Agreement.

“Manager” is defined in the preamble to this Agreement.

“Manager Reimbursement Shares” is defined in the recitals to this Agreement.

“Maximum Threshold” is defined in Section 2.2(b) of this Agreement.

“Other Registration Statement” is defined in Section 2.1(a) of this Agreement.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Piggy-Back Registration” is defined in Section 2.2(a) of this Agreement.

“Private Placement Shares” is defined in the recitals to this Agreement.

“Pro Rata Adjusted” is defined in Section 2.2(b)(x) of this Agreement.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Records” is defined in Section 3.1(j) of this Agreement.

“Registrable Securities” means each of the Private Placement Shares (with the initial amount of Private Placement Shares held by each Holder set forth opposite such Holder’s name on Schedule A hereto), the Incentive Shares and the Manager Reimbursement Shares, upon original issuance thereof and at all times subsequent thereto, together with any class of equity securities of the Company or a successor to the entire business of the Company that may be issued in exchange for or replacement of such securities or with respect to any stock dividend, stock distribution, stock split or any other pro rata distribution with respect to the Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on the earliest to occur of: (a) the date on which a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) the date on which such Registrable Securities shall have ceased to be outstanding; (c) the date on which such securities are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder; or (d) the date on which such Registrable Securities have been sold and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale.

“Registration Rights” is defined in the recitals to this Agreement.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Demand Registration Statement, Other Registration Statement or any Registration Statement filed in connection with a

Piggy-Back Registration) for a public offering and sale of the Common Stock or other securities of the Company, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement (other than a registration statement (i) on Form S-4 or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only securities proposed to be issued in exchange for securities or assets of another entity, (iii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt that is convertible into equity securities of the Company, or (vi) for a dividend reinvestment plan).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Suspension Event” is defined in Section 2.3(a) of this Agreement.

SECTION 2. REGISTRATION RIGHTS

2.1 (a) Demand Registration. Subject to Section 2.1(c) and 2.3 hereof, at any time on or after the first anniversary of the closing date of the IPO, each Holder may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company of such Holder’s desire to have some or all of their Registrable Securities registered for sale by the Company (a “Demand Registration”). Each Demand Registration Notice shall specify the number of Registrable Securities to be registered by the Company. Upon receipt of the Demand Registration Notice, if the Company has not already caused the Registrable Securities to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with, and has been declared effective by, the Commission and which remains in effect and not subject to any stop order, injunction or other order or requirement of the Commission (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2), then the Company will cause to be filed with the Commission as soon as reasonably practicable after receiving the Demand Registration Notice, but in no event more than ninety (90) days following receipt of such notice, a new registration statement and related prospectus that complies as to form in all material respects with applicable Commission rules providing for the sale by such Holder or group of Holders of the Registrable Securities (the “Demand Registration Statement”), and agrees (subject to Section 2.2 hereof) to use commercially reasonable efforts to cause the Demand Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof (if it is not an automatically effective shelf registration statement). The Company shall give written notice of the proposed filing of the Demand Registration Statement to all Holders of Registrable Securities as soon as practicable, and each Holder of Registrable Securities who wishes to participate in such Demand Registration Statement shall notify the Company in writing within five (5) Business Days after the receipt by the Holder of the notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the Demand Registration

Statement. Subject to Section 2.3 hereof, the Company agrees to use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date that is two (2) years after the date of effectiveness of the Demand Registration Statement, (ii) the date on which all of the Registrable Securities covered by such Demand Registration Statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder, or (iii) the date on which all Registrable Securities covered by such Demand Registration Statement are no longer Registrable Securities.

Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to or after receiving a Demand Registration Notice from any Holder, include all of any Holder’s Registrable Securities or any portion thereof in any registration statement, including by virtue of adding such Registrable Securities as additional securities to an existing shelf registration statement pursuant to Rule 462(b) under the Securities Act (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2.1(a) so long as such shelf registration statement remains effective and not the subject of any stop order, injunction or other order of the Commission) (any such registration statement, an “Other Registration Statement”). Furthermore, notwithstanding any provision of this Section 2.1(a) to the contrary, the Company shall have the option, in its sole discretion, to register pursuant to any Demand Registration Statement or Other Registration Statement, along with Registrable Securities that Holders have requested to be included in such Demand Registration Statement in accordance with this Section 2.1(a), any or all additional Registrable Securities that are outstanding.

(b) Offers and Sales. All offers and sales by a Holder under the Demand Registration Statement shall be completed within the period during which the Demand Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that such Demand Registration Statement is no longer effective no Holder will offer or sell the Registrable Securities under the Demand Registration Statement. If directed in writing by the Company, each Holder will return all undistributed copies of the Prospectus in its possession, other than permanent file copies in the possession of such Holder’s counsel, upon the expiration of such period.

(c) Limitations on Demand Registration Rights. The Company shall not be obligated to effect any Demand Registration within six (6) months after (i) the effective date of a previous Demand Registration Statement or (ii) a previous registration under which the Holders had piggy-back rights pursuant to Section 2.2 hereof wherein the Holders were permitted to register at least 50% of the Registrable Securities requested to be included therein.

2.2 (a) Piggy-Back Registration Rights. From and after September 29, 2010 (the first anniversary of the closing of the IPO), until the termination of the Management Agreement, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities by the Company for its own account or for any of the other security holders of the Company for their account (other than a Demand Registration Statement

(in which case the ability of a Holder to participate in such Demand Registration Statement shall be governed by Section 2.1(a) hereof)), then the Company shall (a) give written notice of such proposed filing and/or offering to all Holders of Registrable Securities as soon as practicable but in no event less than ten (10) Business Days prior to the anticipated filing date of the registration statement, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter(s), if any, of the offering, and (b) offer to the Holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall cause all of the Registrable Securities requested to be included in a non-underwritten registration in such registration, and shall use its reasonable best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter(s) shall (i) enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected by the Company for such Piggy-Back Registration and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.

(b) Reduction of Offering. If the managing underwriter(s) for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders of Registrable Securities that in their opinion the dollar amount or number of shares of Common Stock or other securities that the Company desires to sell, taken together with shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in any such registration:

(x) if the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof pro rata in accordance with the number of Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such Person (such proportion is referred to herein as “Pro Rata Adjusted”) that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and

(y) if the registration is a “demand” registration undertaken at the demand of Persons other than the Holders of Registrable Securities hereunder, (i) first, the shares of Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof, Pro Rata Adjusted, that can be sold without exceeding the Maximum Threshold; and (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities, if any, for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons that can be sold without exceeding the Maximum Threshold.

(c) Withdrawal. Any Holder of Registrable Securities may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Securities. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 5.

2.3 Suspension of Use of Registration Statement.

(a) Notwithstanding the provisions of Sections 2.1(a) or 2.2(a) hereof, the Company shall be entitled to postpone the filing of the Registration Statement, and from time to time to require Holders not to sell under the Registration Statement or to suspend the use or effectiveness thereof, if (i) the Board of Directors of the Company determines in good faith that such registration and/or offering would materially and adversely affect any offering of securities of the Company, or any financing, acquisition, corporate reorganization, or other material transaction involving the Company, or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company believes would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Company’s reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a “Suspension Event”); provided, however, that the Company may not delay, suspend or withdraw the Registration Statement for more than sixty (60) days at any one time, or more than an aggregate of one hundred twenty (120) days in any twelve (12) month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice, other than permanent file copies in the possession of such Holder’s counsel.

(b) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall notify the Holders in writing as promptly as practicable when such suspension is no longer required.

SECTION 3. ADDITIONAL OBLIGATIONS OF THE COMPANY AND THE HOLDERS

3.1 Obligations of the Company. When the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 (other than as explicitly set forth below) of this Agreement, subject to Section 2.3 hereof, the Company shall:

(a) use commercially reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Holders after delivery of a Demand Registration Notice to the Company, whichever is shorter, and to do any and all other similar acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject;

(b) prepare and file with the Commission such amendments and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, in each case for such time as is contemplated in Section 2.1(a) above;

(c) furnish, without charge, to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits, but excluding any documents to be incorporated be reference therein that are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”)), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holders;

(d) promptly notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(e) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(f) after the filing of a Registration Statement and thereafter until the expiration of the period during which the Company is required to maintain the effectiveness of the applicable Registration Statement as set forth in the applicable sections above, promptly notify the Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 3.1(f), subject to Section 2.3 above, at the request of the Holders, the Company shall prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Holders a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or file any other required document so that (x) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (y) as thereafter delivered to the purchasers of the Redemption Shares being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) use commercially reasonable efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Common Stock is then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange;

(h) if requested by any Holder participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder or the intended method of distribution as the Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Redemption Shares to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;

(i) make available to its stockholders, as soon as practicable but not more than fifteen (15) months after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(j) in the case of an underwritten offering, if, after consultation with counsel, a Holder reasonably believes that it could be deemed an underwriter in connection with the sale of the Registrable Securities under the Registration Statement, then the Company shall make available for inspection by the Holders of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Holder of Registrable Securities included in such Registration Statement or any underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided, however, that Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, that each Holder of Registrable Securities included in such Registration Statement agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public, and each Holder of Registrable Securities included in such Registration Statement further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

(k) in connection with the preparation and filing of any Registration Statement, the Company will give the Holders offering and selling thereunder and their respective counsels the opportunity to review and provide comments on such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (other than amendments or supplements that do not make any material change in the information related to the Company); provided, however, that the right to provide comments shall be limited to any information contained in such Registration Statement, Prospectus, amendment or supplement thereto pertaining solely with respect to such Holder.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f), each Holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder receives the supplemented or amended Prospectus contemplated by Section 3.1(f) and, if so directed by the Company, each such Holder will deliver to the Company all copies of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice, other than permanent file copies in the possession of such Holder’s counsel.

3.3 Additional Obligations of the Holders. In connection with any Registration Statement utilized by the Company to satisfy the Registration Rights pursuant to this Agreement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus.

SECTION 4. INDEMNIFICATION; CONTRIBUTION

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees or representatives, as follows:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4.1 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) any Holder’s failure to deliver an amended or supplemental Prospectus furnished to the Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

4.2 Indemnification by Holder. Each Holder (and each permitted assignee of such Holder, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder; and

(iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) any Holder’s failure to deliver an amended or supplemental Prospectus furnished to the Holder by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 4.2, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the total gross proceeds, before expenses, to the Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of the Holder under the Registration Statement that is the subject of the indemnification claim.

4.3 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4.1 or 4.2 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4.1 or 4.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

4.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 4.1 and 4.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.4, a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds to the Holder from sales of the Registrable Securities of the Holder under the Registration Statement that is the subject of the indemnification claim.

Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4.4, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees or representatives, shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

SECTION 5. REGISTRATION EXPENSES

The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 2 above, including, without limitation, (i) all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and Prospectus and all amendments and supplements thereto, (ii) all stock exchange, Commission and state securities registration, listing and filing fees, (iii) all fees and expenses of complying with securities or “blue sky” laws, (iv) all Financial Industry Regulatory Authority, Inc. fees, (v) fees and disbursements of counsel for the Company and fees and expenses for the independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters), (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and (vii) the fees and expenses of any person, including special experts, retained by the Company in connection with the preparation of any Registration Statement. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder’s counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement. The Company shall have no obligation to pay any other costs or expenses in the course of the transactions contemplated hereby, including underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. In addition, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the underwriters, pro rata, in proportion to the respective amount of shares each is selling in such offering.

SECTION 6. RULE 144 COMPLIANCE

The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable

Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder or, if possible, and at the request of such Holder, have such Registrable Securities delivered electronically via DWAC through the Depository Trust Company.

SECTION 7. MISCELLANEOUS

7.1 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

7.2 Amendments. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

7.3 No Implied Waivers; Remedies. No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

7.4 Assignment; Successors and Assigns. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities held by any such Holder. This Agreement and the provisions hereof shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 4 and this Section 7.4.

7.5 Notices.

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

Colony Financial, Inc.

2450 Broadway, 6th Floor

Santa Monica, California 90404

Attention: Chief Financial Officer

Fax No.: 310-407-7430

with a copy (which shall not constitute notice) to:

Colony Financial, Inc.

2450 Broadway, 6th Floor

Santa Monica, California 90404

Attention: Joy Mallory

Fax No.: 310-407-7416

If to the Manager:

Colony Financial Manager, LLC.

2450 Broadway, 6th Floor

Santa Monica, California 90404

Attention: Joy Mallory

Fax No.: 310-407-7416

If to an Investor, to:

The address of such Investor set forth opposite his name on Schedule A hereto.

(b) All notices, demands and requests to be sent to a party hereto pursuant to this Agreement shall be deemed to have been properly given or served if: (i) personally delivered, (ii) deposited for next day delivery by Federal Express, or other similar overnight courier services, addressed to such party, (iii) deposited in the United States mail, addressed to such party, prepaid and registered or certified with return receipt requested or (iv) transmitted via facsimile or other similar device to the attention of such party.

(c) All notices, demands and requests so given shall be deemed received: (i) when personally delivered, (ii) twenty-four hours after being deposited for next day delivery with an overnight courier, (iii) forty-eight hours after being deposited in the United States mail, or (iv) three hours after being transmitted via facsimile or otherwise transmitted and receipt has been confirmed.

7.6 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

7.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURTS FOR ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

7.8 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions of this Agreement.

7.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

7.10 Severability. If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

7.12 Waiver of Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

7.13 Holdback Agreement. In connection with an underwritten primary or secondary offering to the public, each Holder of Registrable Securities agrees, subject to any exceptions that may be agreed upon at the time of such offering, not to sell or otherwise transfer or dispose of any shares of Registrable Securities (or other securities) of the Company held by them (other than Registrable Securities included in such offering in accordance with the terms hereof) for a period equal to the lesser of 180 days following the effective date of a Registration Statement of the Company filed under the Securities Act or such shorter period as the managing underwriter(s) shall agree to; provided, that such Holder owns more than 10% of the outstanding Common Stock of the Company and all other stockholders who own more than 10% of the outstanding Common Stock of the Company and all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in form reasonably satisfactory to the Company and the managing underwriter. The Company may impose stop-transfer instructions with respect to the shares of Registrable Securities (or other securities of the Company) subject to the foregoing restriction until the end of said period.

Signatures on following page

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

COMPANY:

COLONY FINANCIAL, INC., a Maryland corporation

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Title:	Vice President

MANAGER:

COLONY FINANCIAL MANAGER, LLC, a Delaware limited liability company

By:	/s/ Mark M. Hedstrom
Name:	Mark M. Hedstrom
Title:	Vice President

INVESTORS:

By:	See Schedule A
Name:

SCHEDULE A

Each of the following executive officers of Colony Financial, Inc. (the “Company”) have entered into the Registration Rights Agreement to which this Schedule A is attached.

Investors (Name and Address)	Private Placement Shares

Thomas J. Barrack, Jr., Trustee or His Successor in Interest U/D/T dated 3/15/90 and any amendments thereto FBO The Barrack Family 2450 Broadway, 6th Floor Santa Monica, California 90404	69,075

Richard B. Saltzman 262 Central Park West New York, New York 10024	46,050

Kevin P. Traenkle 1107 Chautauqua Blvd. Pacific Palisades, California 90272	17,500

Darren J. Tangen 408 6th Street Manhattan Beach, California 90266	10,000

Ronald M. Sanders 660 Madison Avenue New York, New York 10065	7,500

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